                                                                Exhibit 10.10(k)

                   MEMORANDUM OF SECURITY INTEREST IN PATENTS


         INTERNATIONAL REMOTE IMAGING SYSTEMS, INC., a Delaware Corporation, whose address is 9162 Eton Avenue, Chatsworth, California 91311 ("Debtor"), does hereby grant to CITY NATIONAL BANK, a national banking association, whose address is 400 N. Roxbury Drive, Suite 500, Beverly Hills, California 90210, ("Secured Party"), pursuant to an Amended and Restated Promissory Note and Supplemental Terms Letter, Change in Terms Agreement and Supplemental Terms Letter and Security Agreement and any and all loan documents between the parties hereto, (hereinafter collectively referred to as "Loan Documents"), a security interest in and to all of Debtor's right, title and interest in all patents and rights and interests of every kind or nature in patents and inventions protectable by patent, whether now owned or hereafter created or acquired and all renewals and extensions thereof, including without limitation in and to (i) the patents which are identified on Schedule I attached hereto and herein incorporated by this reference, (ii) the applications for patents which are identified on Schedule II attached hereto and herein incorporated by this reference, together with any and all patents issued with respect thereto, (iii) all inventions owned by Debtor based upon, incorporated in, derived from, incorporating or relating to the items identified on said schedules, together with any and all counterpart patents in the United States and any and all improvement patents reissues, reexaminations, continuations, continuations-in-part and divisions respecting such inventions (collectively, the "Patents"), and (iv) all actions for past, present and future infringement concerning the foregoing.

         Debtor agrees that if any person, firm or corporation shall do or perform any acts which Secured Party believes to constitute an infringement of any Patent, or violate or infringe any rights of Debtor in any Patent, or if any person, firm or corporation shall do or perform any acts which Secured Party believes to constitute an unauthorized or unlawful manufacture, sale or use of any invention protected by any Patent, then and in any such event, upon, and during the continuance of, an Event of Default (as defined in the Loan Documents) Secured Party may and shall have the right to take such steps and institute such suits or proceedings as Secured Party may deem advisable or necessary to prevent such acts and conduct and to secure damages and other relief by reason thereof, and generally to take such steps as may be advisable or necessary or proper for the full protection of the rights of the parties. Secured Party may take such steps or institute such suits or proceedings in its own name or in the name of Debtor or in the names of the parties jointly.

         The terms and conditions of the security interest granted hereby are contained in the Loan Documents, between Debtor and Secured Party. The security interest granted hereby is as security for Debtor's performance of Debtor's obligations identified in the Loan Documents as being secured thereby. Nothing contained in this Memorandum of Security Interest in Patents shall be construed as (i) limiting any interest which Secured

Party may have in any other collateral described in the Loan Documents or otherwise or (ii) a present assignment of patents, patent applications or any of the other aforementioned property rights listed.

         Upon and during the occurrence of an Event of Default as defined in the Loan Documents, Secured Party may exercise all rights and remedies described therein, and Debtor hereby authorizes Secured Party to make, constitute and appoint any officer or agent of Secured Party as Secured Party may select, in its sole discretion, as Debtor's true and lawful attorney-in-fact, with power (upon Secured Party's notice to Debtor of its intention to do so) to (a) enforce its security against any of the Patents, (b) grant or issue any exclusive or non-exclusive license under the Patents to anyone, or (c) assign, pledge, convey or otherwise transfer title in or dispose of the Patents to anyone. Debtor hereby ratifies all that such attorney shall lawfully do or cause to be done by virtue hereof. Secured Party shall have, in addition to all other rights and remedies given it by the terms of the Security Agreement and this Memorandum of Security Interest in Patents, all rights and remedies allowed by law.

         IN WITNESS WHEREOF the undersigned have duly executed hereunto this Memorandum of Security Interest in Patents as of the 3rd day of January, 1997.

"Secured Party:"                     "Debtor:"

CITY NATIONAL BANK,                  INTERNATIONAL REMOTE
a national banking                   SYSTEMS, INC., a California
association                          corporation




By: /s/ Bruce Corey                  By: /s/ Martin S. McDermut
    --------------------                 --------------------------
    Bruce Corey                          Martin S. McDermut

    Its: Vice President                  Its: Vice President, Finance and
                                              Administration and Chief Financial
                                              Officer

                                                                EXHIBIT 10.10(k)

                   MEMORANDUM OF SECURITY INTEREST IN PATENTS


         PERCEPTIVE SCIENTIFIC INSTRUMENTS, INC., a Delaware Corporation, formerly known as PSII Acquisition Corp. whose address is 9162 Eton Avenue, Chatsworth, California 91311 ("Debtor"), does hereby grant to CITY NATIONAL BANK, a national banking association, whose address is 400 N. Roxbury Drive, Suite 500, Beverly Hills, California 90210, ("Secured Party"), pursuant to an Amended and Restated Promissory Note and Supplemental Terms Letter, Change in Terms Agreement and Supplemental Terms Letter and Security Agreement and any and all loan documents between the parties hereto, (hereinafter collectively referred to as "Loan Documents"), a security interest in and to all of Debtor's right, title and interest in all patents and rights and interests of every kind or nature in patents and inventions protectable by patent, whether now owned or hereafter created or acquired and all renewals and extensions thereof, including without limitation in and to (i) the patents which are identified on Schedule I attached hereto and herein incorporated by this reference, (ii) the applications for patents which are identified on Schedule II attached hereto and herein incorporated by this reference, together with any and all patents issued with respect thereto, (iii) all inventions owned by Debtor based upon, incorporated in, derived from, incorporating or relating to the items identified on said schedules, together with any and all counterpart patents in the United States and any and all improvement patents reissues, reexaminations, continuations, continuations-in-part and divisions respecting such inventions (collectively, the "Patents"), and (iv) all actions for past, present and future infringement concerning the foregoing.

         Debtor agrees that if any person, firm or corporation shall do or perform any acts which Secured Party believes to constitute an infringement of any Patent, or violate or infringe any rights of Debtor in any Patent, or if any person, firm or corporation shall do or perform any acts which Secured Party believes to constitute an unauthorized or unlawful manufacture, sale or use of any invention protected by any Patent, then and in any such event, upon, and during the continuance of, an Event of Default (as defined in the Loan Documents) Secured Party may and shall have the right to take such steps and institute such suits or proceedings as Secured Party may deem advisable or necessary to prevent such acts and conduct and to secure damages and other relief by reason thereof, and generally to take such steps as may be advisable or necessary or proper for the full protection of the rights of the parties. Secured Party may take such steps or institute such suits or proceedings in its own name or in the name of Debtor or in the names of the parties jointly.

         The terms and conditions of the security interest granted hereby are contained in the Loan Documents, between Debtor and Secured Party. The security interest granted hereby is as security for Debtor's performance of Debtor's obligations identified in the Loan Documents as being secured thereby. Nothing contained in this Memorandum of Security Interest in Patents shall be construed as (i) limiting any interest which Secured

Party may have in any other collateral described in the Loan Documents or otherwise or (ii) a present assignment of patents, patent applications or any of the other aforementioned property rights listed.

         Upon and during the occurrence of an Event of Default as defined in the Loan Documents, Secured Party may exercise all rights and remedies described therein, and Debtor hereby authorizes Secured Party to make, constitute and appoint any officer or agent of Secured Party as Secured Party may select, in its sole discretion, as Debtor's true and lawful attorney-in-fact, with power (upon Secured Party's notice to Debtor of its intention to do so) to (a) enforce its security against any of the Patents, (b) grant or issue any exclusive or non-exclusive license under the Patents to anyone, or (c) assign, pledge, convey or otherwise transfer title in or dispose of the Patents to anyone. Debtor hereby ratifies all that such attorney shall lawfully do or cause to be done by virtue hereof. Secured Party shall have, in addition to all other rights and remedies given it by the terms of the Security Agreement and this Memorandum of Security Interest in Patents, all rights and remedies allowed by law.

         IN WITNESS WHEREOF the undersigned have duly executed hereunto this Memorandum of Security Interest in Patents as of the 3rd day of January, 1997.

"Secured Party:"                     "Debtor:"

CITY NATIONAL BANK, a national       PERCEPTIVE SCIENTIFIC
banking association                  INSTRUMENTS, INC., a
                                     Delaware Corporation



By: /s/ Bruce Corey                  By: /s/ Martin S. McDermut
    ------------------------             ----------------------------
    Bruce Corey                          Martin S. McDermut

    Its:  Vice President                 Its: Vice President and Chief Financial
                                              Officer

                                                                Exhibit 10.10(k)

                   MEMORANDUM OF SECURITY INTEREST IN PATENTS


         STATSPIN, INC., a Massachusetts Corporation, formerly known as Statspin Technologies and Norfolk Scientific, Inc. whose address is 9162 Eton Avenue, Chatsworth, California 91311 ("Debtor"), does hereby grant to CITY NATIONAL BANK, a national banking association, whose address is 400 N. Roxbury Drive, Suite 500, Beverly Hills, California 90210, ("Secured Party"), pursuant to an Amended and Restated Promissory Note and Supplemental Terms Letter, Change in Terms Agreement and Supplemental Terms Letter and Security Agreement and any and all loan documents between the parties hereto, (hereinafter collectively referred to as "Loan Documents"), a security interest in and to all of Debtor's right, title and interest in all patents and rights and interests of every kind or nature in patents and inventions protectable by patent, whether now owned or hereafter created or acquired and all renewals and extensions thereof, including without limitation in and to (i) the patents which are identified on Schedule I attached hereto and herein incorporated by this reference, (ii) the applications for patents which are identified on Schedule II attached hereto and herein incorporated by this reference, together with any and all patents issued with respect thereto, (iii) all inventions owned by Debtor based upon, incorporated in, derived from, incorporating or relating to the items identified on said schedules, together with any and all counterpart patents in the United States and any and all improvement patents reissues, reexaminations, continuations, continuations-in-part and divisions respecting such inventions (collectively, the "Patents"), and (iv) all actions for past, present and future infringement concerning the foregoing.

         Debtor agrees that if any person, firm or corporation shall do or perform any acts which Secured Party believes to constitute an infringement of any Patent, or violate or infringe any rights of Debtor in any Patent, or if any person, firm or corporation shall do or perform any acts which Secured Party believes to constitute an unauthorized or unlawful manufacture, sale or use of any invention protected by any Patent, then and in any such event, upon, and during the continuance of, an Event of Default (as defined in the Loan Documents) Secured Party may and shall have the right to take such steps and institute such suits or proceedings as Secured Party may deem advisable or necessary to prevent such acts and conduct and to secure damages and other relief by reason thereof, and generally to take such steps as may be advisable or necessary or proper for the full protection of the rights of the parties. Secured Party may take such steps or institute such suits or proceedings in its own name or in the name of Debtor or in the names of the parties jointly.

         The terms and conditions of the security interest granted hereby are contained in the Loan Documents, between Debtor and Secured Party. The security interest granted hereby is as security for Debtor's performance of Debtor's obligations identified in the Loan Documents as being secured thereby. Nothing contained in this Memorandum of Security Interest in Patents shall be construed as (i) limiting any interest which Secured

Party may have in any other collateral described in the Loan Documents or otherwise or (ii) a present assignment of patents, patent applications or any of the other aforementioned property rights listed.

         Upon and during the occurrence of an Event of Default as defined in the Loan Documents, Secured Party may exercise all rights and remedies described therein, and Debtor hereby authorizes Secured Party to make, constitute and appoint any officer or agent of Secured Party as Secured Party may select, in its sole discretion, as Debtor's true and lawful attorney-in-fact, with power (upon Secured Party's notice to Debtor of its intention to do so) to (a) enforce its security against any of the Patents, (b) grant or issue any exclusive or non-exclusive license under the Patents to anyone, or (c) assign, pledge, convey or otherwise transfer title in or dispose of the Patents to anyone. Debtor hereby ratifies all that such attorney shall lawfully do or cause to be done by virtue hereof. Secured Party shall have, in addition to all other rights and remedies given it by the terms of the Security Agreement and this Memorandum of Security Interest in Patents, all rights and remedies allowed by law.

         IN WITNESS WHEREOF the undersigned have duly executed hereunto this Memorandum of Security Interest in Patents as of the 3rd day of January, 1997.

"Secured Party:"                     "Debtor:"

CITY NATIONAL BANK,                  STATSPIN, INC.,
a national banking association       a Massachusetts Corporation



By: /s/ Bruce Corey                  By: /s/ Martin S. McDermut
    ------------------------             -----------------------------
    Bruce Corey                          Martin S. McDermut

    Its: Vice President                  Its: Vice President and Chief Financial
                                              Officer

                                                                Exhibit 10.10(k)

[GRAPHIC OMITTED](R)  CITY NATIONAL                           SECURITY AGREEMENT
 BANK                                                      STOCK/BOND COLLATERAL


                  In consideration of the covenants and agreements contained herein, and financial accommodations given, to be given or continued, the undersigned Debtor hereby, pursuant to the California Uniform Commercial Code ("Code"), grants to CITY NATIONAL BANK, a national banking association ("CNB"), as secured party, a security interest in all of the Collateral described in the Collateral Description below. The security interest created by this Agreement attaches immediately upon execution hereof, or as soon as Debtor acquires rights to the Collateral, and secures payment of any and all of (a) Debtor's indebtedness (including all debts, obligations, or liabilities now or hereafter existing, absolute or contingent, direct or indirect, matured or unmatured and including undisbursed future advances) to CNB; (b) amounts due CNB for its performance of Debtor's obligations under this Agreement; and (c) amounts due CNB in its enforcement of its rights and remedies under this Agreement (collectively, the "Indebtedness").


DEBTOR(S)

         a. PERCEPTIVE SCIENTIFIC INSTRUMENTS, INC., a Delaware Corporation; formerly known as PSII Acquisition Corp. Name

         b.       9162 Eton Avenue, Chatsworth, California 91311
                  Mailing Address

SECURED PARTY--CITY NATIONAL BANK (Transit and A.B.A. No.: 16-1606/1220)

Mailing  Address:      City National Bank
                       400 North Roxbury Drive, Fifth Floor
                       Beverly Hills, California 90210

COLLATERAL DESCRIPTION: Securities delivered to CNB, consisting of the following:(i) 250 `A' shares of ordinary stock of Perceptive Scientific International Limited, a United Kingdom company, (ii) 750 `B' shares of ordinary stock of Perceptive Scientific International Limited, (iii) 399,000 Preference shares of Perceptive Scientific International Limited, (all of the foregoing shares of stock collectively, the "Stock").


I.       WARRANTIES AND REPRESENTATIONS.  Debtor warrants and represents:

1. DEBTOR'S TITLE. Debtor owns directly, or indirectly through a wholly-owned subsidiary, all Collateral; all Collateral is genuine; and, except as CNB has expressly consented to in writing, no other person, entity, agency or government has or purports to have any right, title, lien, encumbrance, claim or interest in any Collateral and there is no financing statement on file anywhere covering or affecting the Collateral.

2.       DEBTOR'S AUTHORITY.  Debtor has authority to enter into this Agreement.

3. VALIDITY AND ENFORCEABILITY. All Collateral is bona fide, enforceable according to its terms and free from all defenses, claims, defaults, prepayments, setoffs and conditions precedent. All persons obligated on Collateral have authority and capacity to contract. All Collateral complies with all applicable laws concerning form, content, manner of preparation and execution.

4. INFORMATION. Any and all information related to the Collateral now or hereafter supplied to CNB by Debtor or at Debtor's request or instruction is complete, true and correct.

II.      COVENANTS AND AGREEMENTS.  Debtor covenants and agrees:

1. GENERAL POWERS OVER COLLATERAL. Debtor shall retain all voting rights and other corporate powers relating to the Stock unless and until (i) an Event of Default occurs and (ii) CNB declares all Indebtedness immediately due and payable. Thereafter, Debtor is authorized CNB to transfer the Collateral to its own or nominee's name, and to perform any and all acts which CNB believes in good faith to be necessary or desirable to protect or preserve the Collateral, its value or CNB's security interest therein. These acts include, but are not limited to, voting, exercising options, warrants or conversion rights, tendering Collateral, entering into extension, reorganization, deposit, merger or consolidation agreements, compromising disputes and repledging the Collateral.

2. NOTICE OF CHANGES IN INFORMATION, NAME, STRUCTURE OR LITIGATION. Debtor shall immediately notify CNB of (a) any adverse changes in Debtor's financial condition or operations or in any financial or other information provided to CNB; (b) any change in Debtor's residence, chief executive office, mailing address, name, trade name, and, if Debtor is an organization, its identity or corporate structure; (c) any new openings of places of business by Debtor; (d) any material litigation pending or threatened against Debtor or affecting the Collateral or having a material adverse effect upon Debtor's business or financial condition or its properties; and (e) any unpaid taxes of Debtor which are more than fifteen (15) days delinquent.

3. REPORTS; VERIFICATION; INSPECTION. Debtor shall provide CNB with such reports, accountings, documents and information as may be reasonably requested by CNB from time to time concerning the Collateral. Debtor shall mark its books and records as requested by CNB to show CNB's security interest in the Collateral therein. Debtor shall permit CNB, when requested, to inspect Debtor's locations and the Collateral and to inspect, examine, audit and copy any of Debtor's books, records, statements, correspondence and other data relating to Debtor's business and the Collateral. Debtor shall assemble and make such Collateral and data available to CNB as requested by CNB.

4. DEFENSE OF TITLE. Debtor shall (a) appear in and defend any actions or proceedings purporting to affect CNB's security interest in or Debtor's or CNB's rights, powers or title to any Collateral; (b) take such actions which CNB deems reasonably necessary to keep the Collateral free and clear from all liens, encumbrances, claims, rights, counterclaims or defenses of others; and (c) pay such costs, expenses and attorneys' fees related to such actions.

5. MAINTAIN WARRANTIES. Debtor shall maintain all of the Warranties and Representations stated above on an ongoing basis for all Collateral which Debtor hereafter acquires or creates until all of the Indebtedness, and any rights of Debtor to future advances from CNB, are fully discharged.

6. DIVIDENDS, INTEREST, AND DISTRIBUTIONS. Debtor assigns and agrees to deliver to CNB promptly upon receipt all increases, profits, proceeds, interest, dividends, distributions, stock splits, substitutions and replacements with respect to the Collateral, as well as any securities or other rights into which the Collateral may be converted or for which the Collateral may be tendered or exercised, all of which shall be held by CNB as additional Collateral hereunder. Pending Debtor's delivery of any such additional Collateral to CNB, Debtor shall not commingle such additional Collateral with any of Debtor's other funds or property, but shall hold it separate and apart expressly in trust for CNB. Notwithstanding the foregoing, during any time when no Event of Default has occurred and is continuing, Debtor shall be entitled to receive and retain cash dividends (other than liquidating or other capital distributions), interest payments and like cash payments and distributions with respect to the Collateral which do not represent a payment or return of capital.

7. TAXES, ASSESSMENTS, CHARGES, LIENS. Debtor shall pay and discharge when due all taxes, assessments, charges, liens and encumbrances now or hereafter affecting the Collateral.

8. ADDITIONAL DOCUMENTS. Debtor shall execute, acknowledge and deliver to CNB any additional documents, assignments, or agreements that CNB, from time to time, deems necessary or advisable respecting the Collateral.

9. GENERAL BUSINESS OPERATION. Debtor shall keep accurate and complete records regarding its business and the Collateral. Debtor shall conduct its business without voluntary interruption, except in the event of an emergency, and shall maintain all privileges, franchises, licenses and permits required to conduct its business.

10. POWER OF ATTORNEY. In order to preserve and protect CNB's rights under this Agreement and in the Collateral, Debtor appoints CNB as its true and lawful attorney in fact, with full power of substitution, to perform any and all acts which Debtor is obligated to do or CNB is entitled to do under this Agreement. This power of attorney includes, but is not limited to, the right to collect the proceeds and profits of Collateral as Debtor might collect; release Collateral; receive, open and dispose of all mail addressed to Debtor; notify the Post Office to change the address for delivery of mail addressed to Debtor to such address as CNB shall designate; and endorse Debtor's name on all checks, drafts and other items remitted for payment with respect to the Collateral. Nothing herein shall obligate CNB to exercise any of the rights granted by this power of attorney. Debtor shall immediately reimburse CNB for any and all costs, attorneys' fees or expenses made or incurred by CNB (including attorneys' fees allocable to CNB's in-house counsel) while acting under this power of attorney.

11. REIMBURSEMENT. Debtor shall reimburse and pay CNB upon demand any and all expenses, costs and attorneys' fees incurred by CNB, or allocable to CNB's in-house counsel, whether or not a lawsuit is filed, in the enforcement or exercise of any of CNB's rights, powers or remedies or performance of any of Debtor's obligations under this Agreement or the protection, preservation or disposition of the Collateral, with interest from the date of expenditure or when the fee became allocable at the rate set forth in the Indebtedness (and if this Agreement secures more than one Indebtedness, at the highest of the interest rates), or if the Indebtedness does not specify a rate of interest, at a rate of interest equal to CNB's Prime Rate, as it may exist from time to time, plus three percent (3.0%) per year, but in no event less than ten percent (10.0%) per year.

12. DEBTOR'S WAIVERS. Debtor waives any rights to require CNB to proceed against any other person, to exhaust the Collateral or any other property securing the Indebtedness or to pursue any other remedies available to CNB.

13. PURCHASE MONEY. If proceeds of any loan from CNB to Debtor are to enable Debtor to acquire rights in or the use of Collateral, Debtor shall use the loan proceeds for such purpose, and deliver the Collateral to CNB when requested by CNB.


III. EVENTS OF DEFAULT. Debtor agrees that the occurrence of any of the following shall constitute an "Event of Default" under this Agreement:

1. Debtor's failure to pay when due any principal, interest or other amount due under any of the Indebtedness.

2. Debtor's failure to perform or observe any of the terms, provisions, covenants, agreements or obligations contained in this Agreement, including but not limited to Section 7 of Article II, above, notwithstanding any subsequent satisfaction of that Section caused by an increase in the value of the Collateral.

3. Any Warranty or Representation made in this Agreement is false or misleading.

4. There shall occur an Event of Default under any promissory note, instrument or agreement evidencing any of the Indebtedness or executed in connection with any of the Indebtedness.


IV. REMEDIES. Upon the occurrence of an Event of Default, in addition to any other rights or remedies provided or allowed by law, Debtor understands and agrees that CNB may, at its sole option, and without notice to Debtor, take one or more of the following actions:

1. ACCELERATION OF MATURITY. Declare all of Debtor's Indebtedness immediately due and payable.

2. PERFORMANCE OF DEBTOR'S OBLIGATIONS BY CNB. Perform any of Debtor's obligations under this Agreement.

3. POSSESSION AND PROTECTION. Take possession of that Collateral not already in CNB's possession; require Debtor or other persons in possession or control of Collateral to assemble it and make it available to CNB at such places as designated by CNB which are reasonably convenient to Debtor and CNB; enter upon such properties where the Collateral might be located; and take such actions as CNB deems necessary or appropriate to protect its interest in the Collateral.

4. EXPENSES. Incur any expenses which CNB deems necessary in exercising any rights, remedies or powers under this Agreement or applicable law, including reasonable attorneys' fees and legal costs and expenses, whether or not a lawsuit is filed.

5. ADDITIONAL COLLATERAL. Demand that Debtor provide enough additional Collateral to satisfy CNB.

6. SETOFF. Exercise all rights of setoff to the same effect and in the same manner as if no Collateral had been given.

7. NOTICE. Notify other interested persons or entities of the default, acceleration and other actions by CNB.

8. SUIT, RETENTION OR DISPOSITION OF COLLATERAL. Sue the Debtor or any other person or entity liable for the Indebtedness; retain the Collateral in satisfaction of the Indebtedness and pay Debtor in cash for the fair value in excess of the debt; dispose of the Collateral and apply the proceeds of disposition to the Indebtedness and the costs, expenses and attorneys' fees which CNB has incurred pursuant to this Agreement (including attorneys' fees allocable to CNB's in-house counsel) in such order and manner as CNB desires.

V.       RULES TO CONSTRUE AGREEMENT.  Debtor understands and agrees that:

1. DEFINITIONS. All terms used to describe the Collateral which are defined in the Code, shall have the respective meanings as such terms are so defined.

2.       TIME OF ESSENCE.  Time is of the essence of this Agreement.

3. WAIVER. CNB's acceptance of partial or delinquent payments or failure of CNB to exercise any right or remedy shall not be a waiver of any obligation of Debtor or right of CNB nor constitute a modification of this Agreement, nor constitute a waiver of any other similar default subsequently occurring.

4. COMPLETE AGREEMENT. This Agreement, together with any exhibits, is intended by CNB and Debtor as a final expression of their agreement and is intended as a complete statement of the terms and conditions of their agreement.

5. ASSIGNMENTS, ETC. The provisions of this Agreement are hereby made applicable to and shall inure to the benefit of CNB's successors and assigns and bind Debtor's heirs, legatees, devisees, administrators, executors, successors and assigns.

6. LAW GOVERNING. This Agreement shall be construed and governed by the laws of the State of California.

7. MULTIPLE DEBTORS. When more than one Debtor signs this Agreement all agree that:

         a. Construction - whenever the word "Debtor" appears in this Agreement, it shall mean "each Debtor."

         b. Breach - breach of any Covenant or Warranty by any Debtor may, at CNB's option, be treated as a breach by all Debtors.

         c. Liability - the liability of each Debtor is joint and several and the discharge of any Debtor, for any reason other than full payment, or any extension, forbearance, change of rate of interest, or acceptance, release or substitution of security or any impairment or suspension of CNB's remedies or rights against one Debtor, shall not affect the liability of any other Debtor.

         d. Waiver - all Debtors waive the right to require CNB to proceed against one Debtor before any other or to pursue any other remedy in CNB's power.

8. NOTICE. All notices to be provided under this Agreement shall be in writing and delivered, if to Debtor, at the address of its Chief Executive Office stated in this Agreement, and if to CNB, at its address stated in this Agreement, or such other address as one party shall give notice of to the other party as provided herein.

9. SEVERABILITY. If any provision of this Agreement shall be held to be prohibited or unenforceable under applicable law, such provision shall be ineffective only to the extent of such prohibition or unenforceability, without invalidating the remainder of such provisions or any remaining provisions of this Agreement.

10. HEADINGS. Section and subsection headings in this Agreement are included for convenience of reference only and shall not be a part of this Agreement for any purpose or be given any substantive effect.

11. AMENDMENT OR MODIFICATION. No provision or term of this Agreement may be modified, amended or waived without the prior written consent of CNB.

Dated:                       As of January 3, 1997

PERCEPTIVE SCIENTIFIC INSTRUMENTS, INC.




By: /s/ Martin S. McDermut
    --------------------------------
    Martin S. McDermut

    Its: Vice President and Chief Financial Officer



By: ________________________________
         (Signature and Title)



By: ________________________________
         (Signature and Title)

                                                                Exhibit 10.10(k)

[GRAPHIC OMITTED](R)  CITY NATIONAL                           SECURITY AGREEMENT
 BANK                                                      STOCK/BOND COLLATERAL




                  In consideration of the covenants and agreements contained herein, and financial accommodations given, to be given or continued, the undersigned Debtor hereby, pursuant to the California Uniform Commercial Code ("Code"), grants to CITY NATIONAL BANK, a national banking association ("CNB"), as secured party, a security interest in all of the Collateral described in the Collateral Description below. The security interest created by this Agreement attaches immediately upon execution hereof, or as soon as Debtor acquires rights to the Collateral, and secures payment of any and all of (a) Debtor's indebtedness (including all debts, obligations, or liabilities now or hereafter existing, absolute or contingent, direct or indirect, matured or unmatured and including undisbursed future advances) to CNB; (b) amounts due CNB for its performance of Debtor's obligations under this Agreement; and (c) amounts due CNB in its enforcement of its rights and remedies under this Agreement (collectively, the "Indebtedness").


DEBTOR(S)

         a. INTERNATIONAL REMOTE IMAGING SYSTEMS, INC., a Delaware Corporation Name

         b.       9162 Eton Avenue, Chatsworth, California 91311
                  Mailing Address

SECURED PARTY--CITY NATIONAL BANK (Transit and A.B.A. No.: 16-1606/1220)

Mailing Address:      City National Bank
                      400 North Roxbury Drive, Fifth Floor
                      Beverly Hills, California 90210

COLLATERAL DESCRIPTION: Securities delivered to CNB, consisting of the following:(i) 1,000 shares of common stock of PSII Acquisition Corp., a Delaware corporation currently known as Perceptive Scientific Instruments, Inc. and (ii) 100 shares of common stock of Statspin Acquisition Corporation, a Massachusetts corporation currently known as Statspin, Inc. (all of the foregoing shares of stock collectively, the "Stock").


I.       WARRANTIES AND REPRESENTATIONS. Debtor warrants and represents:

I. DEBTOR'S TITLE. Debtor owns directly, or indirectly through a wholly-owned subsidiary, all Collateral; all Collateral is genuine; and, except as CNB has expressly consented to in writing, no other person, entity, agency or government has or purports to have any right, title, lien, encumbrance, claim or interest in any Collateral and there is no financing statement on file anywhere covering or affecting the Collateral.

II.      DEBTOR'S AUTHORITY.  Debtor has authority to enter into this Agreement.

III. VALIDITY AND ENFORCEABILITY. All Collateral is bona fide, enforceable according to its terms and free from all defenses, claims, defaults, prepayments, setoffs and conditions precedent. All persons obligated on Collateral have authority and capacity to contract. All Collateral complies with all applicable laws concerning form, content, manner of preparation and execution.


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IV.      INFORMATION. Any and all information related to the Collateral now or hereafter supplied to CNB by Debtor or at Debtor's request or instruction is complete, true and correct.


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II.      COVENANTS AND AGREEMENTS.  Debtor covenants and agrees:

1. GENERAL POWERS OVER COLLATERAL. Debtor shall retain all voting rights and other corporate powers relating to the Stock unless and until (i) an Event of Default occurs and (ii) CNB declares all Indebtedness immediately due and payable. Thereafter, Debtor is authorized CNB to transfer the Collateral to its own or nominee's name, and to perform any and all acts which CNB believes in good faith to be necessary or desirable to protect or preserve the Collateral, its value or CNB's security interest therein. These acts include, but are not limited to, voting, exercising options, warrants or conversion rights, tendering Collateral, entering into extension, reorganization, deposit, merger or consolidation agreements, compromising disputes and repledging the Collateral.

2. NOTICE OF CHANGES IN INFORMATION, NAME, STRUCTURE OR LITIGATION. Debtor shall immediately notify CNB of (a) any adverse changes in Debtor's financial condition or operations or in any financial or other information provided to CNB; (b) any change in Debtor's residence, chief executive office, mailing address, name, trade name, and, if Debtor is an organization, its identity or corporate structure; (c) any new openings of places of business by Debtor; (d) any material litigation pending or threatened against Debtor or affecting the Collateral or having a material adverse effect upon Debtor's business or financial condition or its properties; and (e) any unpaid taxes of Debtor which are more than fifteen (15) days delinquent.

3. REPORTS; VERIFICATION; INSPECTION. Debtor shall provide CNB with such reports, accountings, documents and information as may be reasonably requested by CNB from time to time concerning the Collateral. Debtor shall mark its books and records as requested by CNB to show CNB's security interest in the Collateral therein. Debtor shall permit CNB, when requested, to inspect Debtor's locations and the Collateral and to inspect, examine, audit and copy any of Debtor's books, records, statements, correspondence and other data relating to Debtor's business and the Collateral. Debtor shall assemble and make such Collateral and data available to CNB as requested by CNB.

4. DEFENSE OF TITLE. Debtor shall (a) appear in and defend any actions or proceedings purporting to affect CNB's security interest in or Debtor's or CNB's rights, powers or title to any Collateral; (b) take such actions which CNB deems reasonably necessary to keep the Collateral free and clear from all liens, encumbrances, claims, rights, counterclaims or defenses of others; and (c) pay such costs, expenses and attorneys' fees related to such actions.

5. MAINTAIN WARRANTIES. Debtor shall maintain all of the Warranties and Representations stated above on an ongoing basis for all Collateral which Debtor hereafter acquires or creates until all of the Indebtedness, and any rights of Debtor to future advances from CNB, are fully discharged.

6. DIVIDENDS, INTEREST, AND DISTRIBUTIONS. Debtor assigns and agrees to deliver to CNB promptly upon receipt all increases, profits, proceeds, interest, dividends, distributions, stock splits, substitutions and replacements with respect to the Collateral, as well as any securities or other rights into which the Collateral may be converted or for which the Collateral may be tendered or exercised, all of which shall be held by CNB as additional Collateral hereunder. Pending Debtor's delivery of any such additional Collateral to CNB, Debtor shall not commingle such additional Collateral with any of Debtor's other funds or property, but shall hold it separate and apart expressly in trust for CNB. Notwithstanding the foregoing, during any time when no Event of Default has occurred and is continuing, Debtor shall be entitled to receive and retain cash dividends (other than liquidating or other capital distributions), interest payments and like cash payments and distributions with respect to the Collateral which do not represent a payment or return of capital.

7. TAXES, ASSESSMENTS, CHARGES, LIENS. Debtor shall pay and discharge when due all taxes, assessments, charges, liens and encumbrances now or hereafter affecting the Collateral.

8. ADDITIONAL DOCUMENTS. Debtor shall execute, acknowledge and deliver to CNB any additional documents, assignments, or agreements that CNB, from time to time, deems necessary or advisable respecting the Collateral.


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9.       GENERAL BUSINESS OPERATION. Debtor shall keep accurate and complete records regarding its business and the Collateral. Debtor shall conduct its business without voluntary interruption, except in the event of an emergency, and shall maintain all privileges, franchises, licenses and permits required to conduct its business.

10. POWER OF ATTORNEY. In order to preserve and protect CNB's rights under this Agreement and in the Collateral, Debtor appoints CNB as its true and lawful attorney in fact, with full power of substitution, to perform any and all acts which Debtor is obligated to do or CNB is entitled to do under this Agreement. This power of attorney includes, but is not limited to, the right to collect the proceeds and profits of Collateral as Debtor might collect; release Collateral; receive, open and dispose of all mail addressed to Debtor; notify the Post Office to change the address for delivery of mail addressed to Debtor to such address as CNB shall designate; and endorse Debtor's name on all checks, drafts and other items remitted for payment with respect to the Collateral. Nothing herein shall obligate CNB to exercise any of the rights granted by this power of attorney. Debtor shall immediately reimburse CNB for any and all costs, attorneys' fees or expenses made or incurred by CNB (including attorneys' fees allocable to CNB's in-house counsel) while acting under this power of attorney.

11. REIMBURSEMENT. Debtor shall reimburse and pay CNB upon demand any and all expenses, costs and attorneys' fees incurred by CNB, or allocable to CNB's in-house counsel, whether or not a lawsuit is filed, in the enforcement or exercise of any of CNB's rights, powers or remedies or performance of any of Debtor's obligations under this Agreement or the protection, preservation or disposition of the Collateral, with interest from the date of expenditure or when the fee became allocable at the rate set forth in the Indebtedness (and if this Agreement secures more than one Indebtedness, at the highest of the interest rates), or if the Indebtedness does not specify a rate of interest, at a rate of interest equal to CNB's Prime Rate, as it may exist from time to time, plus three percent (3.0%) per year, but in no event less than ten percent (10.0%) per year.

12. DEBTOR'S WAIVERS. Debtor waives any rights to require CNB to proceed against any other person, to exhaust the Collateral or any other property securing the Indebtedness or to pursue any other remedies available to CNB.

13. PURCHASE MONEY. If proceeds of any loan from CNB to Debtor are to enable Debtor to acquire rights in or the use of Collateral, Debtor shall use the loan proceeds for such purpose, and deliver the Collateral to CNB when requested by CNB.


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III.     EVENTS OF DEFAULT. Debtor agrees that the occurrence of any of the following shall constitute an "Event of Default" under this Agreement:

1. Debtor's failure to pay when due any principal, interest or other amount due under any of the Indebtedness.

2. Debtor's failure to perform or observe any of the terms, provisions, covenants, agreements or obligations contained in this Agreement, including but not limited to Section 7 of Article II, above, notwithstanding any subsequent satisfaction of that Section caused by an increase in the value of the Collateral.

3. Any Warranty or Representation made in this Agreement is false or misleading.

4. There shall occur an Event of Default under any promissory note, instrument or agreement evidencing any of the Indebtedness or executed in connection with any of the Indebtedness.


IV. REMEDIES. Upon the occurrence of an Event of Default, in addition to any other rights or remedies provided or allowed by law, Debtor understands and agrees that CNB may, at its sole option, and without notice to Debtor, take one or more of the following actions:

1. ACCELERATION OF MATURITY. Declare all of Debtor's Indebtedness immediately due and payable.

2. PERFORMANCE OF DEBTOR'S OBLIGATIONS BY CNB. Perform any of Debtor's obligations under this Agreement.

3. POSSESSION AND PROTECTION. Take possession of that Collateral not already in CNB's possession; require Debtor or other persons in possession or control of Collateral to assemble it and make it available to CNB at such places as designated by CNB which are reasonably convenient to Debtor and CNB; enter upon such properties where the Collateral might be located; and take such actions as CNB deems necessary or appropriate to protect its interest in the Collateral.

4. EXPENSES. Incur any expenses which CNB deems necessary in exercising any rights, remedies or powers under this Agreement or applicable law, including reasonable attorneys' fees and legal costs and expenses, whether or not a lawsuit is filed.

5. ADDITIONAL COLLATERAL. Demand that Debtor provide enough additional Collateral to satisfy CNB.

6. SETOFF. Exercise all rights of setoff to the same effect and in the same manner as if no Collateral had been given.

7. NOTICE. Notify other interested persons or entities of the default, acceleration and other actions by CNB.

8. SUIT, RETENTION OR DISPOSITION OF COLLATERAL. Sue the Debtor or any other person or entity liable for the Indebtedness; retain the Collateral in satisfaction of the Indebtedness and pay Debtor in cash for the fair value in excess of the debt; dispose of the Collateral and apply the proceeds of disposition to the Indebtedness and the costs, expenses and attorneys' fees which CNB has incurred pursuant to this Agreement (including attorneys' fees allocable to CNB's in-house counsel) in such order and manner as CNB desires.

V.       RULES TO CONSTRUE AGREEMENT.  Debtor understands and agrees that:

1. DEFINITIONS. All terms used to describe the Collateral which are defined in the Code, shall have the respective meanings as such terms are so defined.

2.       TIME OF ESSENCE.  Time is of the essence of this Agreement.


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3.       WAIVER. CNB's acceptance of partial or delinquent payments or failure of CNB to exercise any right or remedy shall not be a waiver of any obligation of Debtor or right of CNB nor constitute a modification of this Agreement, nor constitute a waiver of any other similar default subsequently occurring.

4. COMPLETE AGREEMENT. This Agreement, together with any exhibits, is intended by CNB and Debtor as a final expression of their agreement and is intended as a complete statement of the terms and conditions of their agreement.

5. ASSIGNMENTS, ETC. The provisions of this Agreement are hereby made applicable to and shall inure to the benefit of CNB's successors and assigns and bind Debtor's heirs, legatees, devisees, administrators, executors, successors and assigns.

6. LAW GOVERNING. This Agreement shall be construed and governed by the laws of the State of California.

7. MULTIPLE DEBTORS. When more than one Debtor signs this Agreement all agree that:

         a. Construction - whenever the word "Debtor" appears in this Agreement, it shall mean "each Debtor."

         b. Breach - breach of any Covenant or Warranty by any Debtor may, at CNB's option, be treated as a breach by all Debtors.

         c. Liability - the liability of each Debtor is joint and several and the discharge of any Debtor, for any reason other than full payment, or any extension, forbearance, change of rate of interest, or acceptance, release or substitution of security or any impairment or suspension of CNB's remedies or rights against one Debtor, shall not affect the liability of any other Debtor.

         d. Waiver - all Debtors waive the right to require CNB to proceed against one Debtor before any other or to pursue any other remedy in CNB's power.

8. NOTICE. All notices to be provided under this Agreement shall be in writing and delivered, if to Debtor, at the address of its Chief Executive Office stated in this Agreement, and if to CNB, at its address stated in this Agreement, or such other address as one party shall give notice of to the other party as provided herein.

9. SEVERABILITY. If any provision of this Agreement shall be held to be prohibited or unenforceable under applicable law, such provision shall be ineffective only to the extent of such prohibition or unenforceability, without invalidating the remainder of such provisions or any remaining provisions of this Agreement.

10. HEADINGS. Section and subsection headings in this Agreement are included for convenience of reference only and shall not be a part of this Agreement for any purpose or be given any substantive effect.

11. AMENDMENT OR MODIFICATION. No provision or term of this Agreement may be modified, amended or waived without the prior written consent of CNB.


Dated:                                 As of January 3, 1997

INTERNATIONAL REMOTE IMAGING SERVICES, INC.:



By: /s/ Martin S. McDermut
    ------------------------------
    Martin S. McDermut

    Its: Vice President and Chief Financial Officer


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By: ______________________________
         (Signature and Title)



By: ______________________________
         (Signature and Title)